UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 18, 2014

ACTIVE HEALTH FOODS, INC.
(Exact name of registrant as specified in its charter)

California	000-54388	55-0873295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6185 Magnolia Ave., Suite 403, Riverside, CA	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 360-9970

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ACTIVE HEALTH FOODS, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective as of July 18, 2014, Gregory Manos resigned from his position with Active Health Foods, Inc. as its Director, President, Secretary, Treasurer, and Board Member.  Mr. Manos’ decision to resign from his position was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE HEALTH FOODS, INC.
Date: July 18, 2014	By:	/s/ E. Robert Gates
E. Robert Gates President